VALIC COMPANY I
GROWTH FUND
(formerly, the VALIC Ultra Fund)
Supplement to Prospectus dated October 1, 2007
Effective December 10, 2007, the VALIC Ultra Fund became the Growth Fund (the “Fund”). In connection with the name change, the following additional changes were made: (1) the investment strategy was revised, (2) the sub-adviser, American Century Investment Management, Inc., replaced its portfolio management team responsible for managing the Fund and (2) a new sub-adviser, American Century Global Investment Management , Inc. was hired to manage a portion of the Fund’s assets. All references in the prospectus to the VALIC Ultra Fund are amended to reflect the Fund’s new name, the “Growth Fund.”
On the “Fund Fact Sheet” on page 63, the section titled “Investment Sub-advisers” is amended to add American Century Global Investment Management, Inc. (“American Century”).
On the “Fund Fact Sheet” on page 63, the section titled “Investment Strategy” is deleted and replaced with the following:
Investment Strategy
The Fund attempts to achieve its investment objective by investing its assets using three distinct investment strategies, a growth strategy, a disciplined growth strategy and a global growth strategy. The percentage of assets devoted to a particular strategy may vary due to differences in asset class performance or prevailing market conditions.

		Disciplined Growth	Global Growth
	Growth Strategy	Strategy	Strategy

Long Term Allocation Target	65%	20%	15%

Operating Ranges over Short-Term Periods	65%	20%-35%	0%-15%
Growth and Global Growth Investment Strategies: For the assets invested pursuant to the Growth and Global Growth investment strategies, the sub-advisers will look for stocks of companies they believe will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
With respect to the Growth strategy, the sub-adviser invests primarily in larger sized U.S. companies, but also may invest in securities of foreign companies, including companies located in emerging markets.
With respect to the Global Growth strategy, the sub-adviser will invest primarily in equity securities of issuers located in developed countries world-wide (including the United States). In addition, the portfolio managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
Disciplined Growth Investment Strategy: For the assets invested pursuant to this strategy, the sub-adviser will utilize quantitative management techniques in a two-step process. In the first step, the managers rank stocks, primarily from the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.
In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when they believe:
•	a stock becomes too expensive relative to other stock opportunities;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified; or

•	specific events alter a stock’s prospects.
The goal is to provide better returns for the assets invested pursuant to this strategy than the Russell 1000® Growth Index, without taking on significant additional risk.

The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries.
Under normal market conditions, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. However, the Fund can purchase other types of securities as well, such as options, preferred stock, equity equivalent securities (such as convertible securities, stock futures contracts or stock index futures contracts), forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.
In the “Expense Summary” beginning on page 67, the Fund’s expense table is deleted and replaced with the following:
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Growth
Management Fees	0.76	%(2)
Other Expenses	0.12%
Total Fund Operating Expenses	0.88%
Expense Reimbursements	0.00%
Net Expenses	0.88	%(1)

(1)	The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Fund’s Total Annual Fund Operating Expenses do not exceed 0.95%. The expense limits will continue through September 30, 2008, subject to termination by the directors, including a majority of the Independent Directors.

(2)	The Management Fees of the Growth Fund were reduced effective December 10, 2007. Prior to such date, the Annual Fund Operating Expenses for the Growth Fund were as follows:

Management Fees	0.82%
Other Expenses	0.12%
Total Fund Operating Expenses	0.94%
Expense Reimbursements	0.00%
Net Expenses	0.94%
In the “Expense Summary” on page 69, the Fund’s expense example is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Growth Fund	$90	$281	$488	$1,084
In the section titled “About VC I’s Management — Investment Sub-Advisers — American Century Global Investment Management, Inc. & American Century Investment Management, Inc.,” the paragraph regarding the management of the VALIC Ultra Fund is deleted in its entirety and replaced with the following:
The Growth Fund is managed by three teams of portfolio managers.
The Growth Strategy team is managed by Gregory J. Woodhams and E.A. Prescott LeGard. Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century in September 1997. He is a CFA charterholder. Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the fund since March 1999. He is a CFA charterholder.
The Disciplined Growth Strategy team is managed by William Martin, Brian Ertley and Lynette Pang. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception in September 2005. He joined American Century in October 1989 and became a portfolio manager in April 1991. He is a CFA charterholder. Mr. Ertley, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since its inception in September 2005. He joined American Century in June 1998 and became a portfolio manager in February 2006. He is a CFA charterholder. Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since its inception in September 2005. She joined American Century in July 1997 and became a portfolio manager in February 2006. She is a CFA charterholder.
The Global Growth Strategy team is managed by Keith Creveling and Helen O’Donnell. Mr. Creveling, Vice President and Portfolio Manager, has been a member of the team that manages the fund since November 2005. He joined American Century in October 1999 and became a portfolio manager in April 2002. He is a CFA charterholder. Ms. O’Donnell, Portfolio Manager, has been a member of the team that manages the fund since joining American Century in November 2000 as a senior investment analyst. She became a portfolio manager in November 2005.